BOSTON SCIENTIFIC ANNOUNCES $1.0B SHARE REPURCHASE PROGRAM

Natick, MA (July 28, 2011) -- Boston Scientific Corporation's (NYSE: BSX) Board of Directors has approved a new program authorizing the repurchase of up to $1.0 billion of its common stock and re-approving the approximately 37 million shares remaining under an existing share repurchase program.

“This repurchase program reflects our confidence in the strength of the Company's long-term business prospects, earnings growth potential and our ability to generate strong cash flow,” said Ray Elliott, President and Chief Executive Officer of Boston Scientific. “Having reduced our gross debt to $4.2 billion, which is consistent with our targeted capital structure, we believe this new program provides us with added flexibility in our commitment to delivering value to shareholders.”

Any share repurchases are at the Company's discretion, subject to applicable law, market conditions, stock price and other factors.

About Boston Scientific
Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: www.bostonscientific.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words.  These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance.  These forward-looking statements include, among other things, statements regarding our financial performance, including profitability; our business prospects; regulatory compliance; the strength of our balance sheet; our capacity to generate cash flow; and our share repurchase programs.  If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements.  These risks and uncertainties, in some cases, have affected and in the future could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release.  As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Risks and uncertainties that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions and the market acceptance of those products; the market for our products, including the U.S. CRM market; expected pricing environment; expected procedural volumes; clinical trial results; demographic trends; intellectual property rights and related and other litigation; financial market conditions; and our restructuring initiatives; integration of acquired companies; and future business decisions made by us and our competitors. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control.  For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item IA - Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter.  We disclaim any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.  This cautionary statement is applicable to all forward-looking statements contained in this press release.

CONTACT:
Denise Kaigler
508-650-8330 (office)
Media Relations
Boston Scientific Corporation
denise.kaigler@bsci.com

Erik Kopp
508-650-8660 (office)
Media Relations
Boston Scientific Corporation
erik.kopp@bsci.com

Sean Wirtjes
508-652-5305 (office)
Investor Relations
Boston Scientific Corporation
investor_relations@bsci.com